Exhibit 10.7

AMENDMENT NUMBER THREE TO CREDIT AGREEMENT AND CONSENT

This Amendment Number Three to Credit Agreement and Consent (“Amendment”) is entered into as of September 15, 2010, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), on the one hand, and MAGMA DESIGN AUTOMATION, INC., a Delaware corporation (“Borrower”), on the other hand, with reference to the following facts:

A. Borrower, Agent, and Lenders have previously entered into that certain Credit Agreement, dated as of March 19, 2010 (as amended and modified, from time to time, the “Agreements”).

B. Borrower has requested that Agent and Lenders make certain amendments to the Agreement as provided for and on the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend and supplement the Agreement as follows:

1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

2. AMENDMENT. The definition of “EBITDA” set forth in Schedule 1.1 of the Agreement is hereby amended by deleting the word “and” at the end of clause (c)(xi) and adding clauses (c)(xiii) and (c)(xiv) at the end of such definition as follows:

xiii.

to the extent not capitalized, cash losses actually incurred in such fiscal period resulting from the partial prepayment of the 2014 Notes in the amount of $2,750,000; provided that the aggregate amount of such cash loss is less than $2,100,000 and is incurred between May 18, 2010 and July 31, 2010; and

xiv.

to the extent not capitalized, cash losses actually incurred in such fiscal period resulting from inducement premiums paid by Borrower to certain holders of the 2014 Notes as incentive to convert such notes into equity of Borrower, provided that the aggregate amount of such cash loss is less than $3,500,000 and is incurred between July 31, 2010 and September 30, 2010.

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and Lenders that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

4. NO DEFAULTS. Borrower hereby affirms to Agent and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is hereby conditioned upon receipt by Agent of (i) a fully executed copy of this Amendment from each party hereto and (ii) a fully executed copy of the attached Reaffirmation of General Continuing Guaranty.

6. REAFFIRMATION. Borrower hereby acknowledges and reaffirms (i) all of its obligations and duties under the Loan Documents, and (ii) that the Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral as provided in the Security Agreement.

7. COSTS AND EXPENSES. Borrower shall pay to Agent and Lenders all of Agent’s and Lenders’ out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

MAGMA DESIGN AUTOMATION, INC.,
a Delaware corporation

By:	/s/ Peter S. Teshima
Name:	Peter S. Teshima
Title:	CFO

Amendment Number Three to Credit Agreement and Consent

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and Lender

By:	/s/ Daniel Morihiro
Name:	Daniel Morihiro
Title:	VP

Amendment Number Three to Credit Agreement and Consent

REAFFIRMATION OF GENERAL CONTINUING GUARANTY

Dated as of September 15, 2010

The undersigned (the “Guarantor”), has executed a General Continuing Guaranty, dated as of March 19, 2010 (the “Guaranty”), in favor of Wells Fargo Capital Finance, LLC (“Agent”), respecting the obligations of Magma Design Automation, Inc., a Delaware corporation (“Borrower”) pursuant to that certain Credit Agreement dated as of March 19, 2010 by and between Borrower, the Lenders signatory thereto and Agent, and other Loan Documents. Guarantor acknowledges the terms of the above Amendment and reaffirms and agrees that: (a) its Guaranty remains in full force and effect; (b) nothing in the Guaranty obligates Agent to notify the undersigned of any changes in the loans and financial accommodations made available to Borrower or to seek reaffirmation of the Guaranty; and (c) no requirement to so notify any of the undersigned or to seek reaffirmation in the future shall be implied by the execution of this reaffirmation.

GUARANTOR:	MAGMA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Peter S. Teshima
	Name:	Peter S. Teshima
	Title:	CFO

Reaffirmation of General Continuing Guaranty